                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     February 15, 2005
                                                --------------------------------

             J.P. Morgan Chase Commercial Mortgage Securities Corp.
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             (Exact name of registrant as specified in its charter)

        New York                      333-118975                  13-3789046
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(State or other jurisdiction          (Commission               (IRS Employer
      of incorporation)               File Number)           Identification No.)

        270 Park Avenue
        New York, New York                                           10167
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        (Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code      (212) 834-9280
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         (Former name or former address, if changed since last report.)

Item 8.01. Other Events.

         Attached as Exhibit 99.1 is the Structural and Collateral Term Sheet
(as defined in the no-action letter issued by the staff of the Securities and
Exchange Commission (the "Commission") on February 17, 1995, to the Public
Securities Association) furnished to the Registrant by J.P. Morgan Securities
Inc., ABN AMRO Incorporated, Nomura Securities International, Inc., PNC Capital
Markets, Inc. and Deutsche Bank Securities Inc. (the "Underwriters") in respect of the Registrant's proposed offering of certain classes of the Commercial
Mortgage Pass-Through Certificates, Series 2005-LDP1 (the "Offered
Certificates").

         The Offered Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The Offered Certificates will be registered pursuant to the
Act under the Registrant's Registration Statement on Form S-3 (No. 333-118975)
(the "Registration Statement"). The Registrant hereby incorporates the
Structural and Collateral Term Sheet by reference in the Registration Statement.

         The Structural and Collateral Term Sheet was prepared solely by the
Underwriters, and the Registrant did not prepare or participate in the preparation of the Structural and Collateral Term Sheet.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits

       (c)  Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                               Description
-----------                               -----------

(99.1)                                    Structural and Collateral Term Sheet
                                          prepared by J.P. Morgan Securities
                                          Inc., ABN AMRO Incorporated, Nomura
                                          Securities International, Inc., PNC
                                          Capital Markets, Inc. and Deutsche
                                          Bank Securities Inc. in connection
                                          with certain classes of the J.P.
                                          Morgan Chase Commercial Mortgage
                                          Securities Corp., Commercial Mortgage
                                          Pass-Through Certificates, Series
                                          2005-LDP1.

SIGNATURE
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                  Pursuant to the requirements of the Securities Exchange Act of
1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 17, 2005

                                          J.P. MORGAN CHASE COMMERCIAL
                                          MORTGAGE SECURITIES CORP.

                                          By: /s/ Mark Levine
                                              ----------------------------------
                                              Name:  Mark Levine
                                              Title: Vice President

                                INDEX TO EXHIBITS
                                -----------------

                                                                   Paper (P) or
Exhibit No.     Description                                       Electronic (E)
-----------     -----------                                       --------------
(99.1)          Structural and Collateral Term Sheet                    E
                prepared by J.P. Morgan Securities Inc.,
                ABN AMRO Incorporated, Nomura Securities
                International, Inc., PNC Capital Markets,
                Inc. and Deutsche Bank Securities Inc. in
                connection with certain classes of the
                J.P. Morgan Chase Commercial Mortgage
                Securities Corp., Commercial Mortgage
                Pass-Through Certificates, Series
                2005-LDP1.